Exhibit 10-l-2

THIRD AMENDMENT TO SECOND AMENDED AND

RESTATED PURCHASE AND SALE AGREEMENT

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of November 6, 2006, between ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”) and ARVINMERITOR OE, LLC, a Delaware limited liability company, EUCLID INDUSTRIES, LLC, a Delaware limited liability company, MERITOR HEAVY VEHICLE BRAKING SYSTEMS (USA), INC., a Delaware corporation, MERITOR HEAVY VEHICLE SYSTEMS, LLC, a Delaware limited liability company, ARVINMERITOR EMISSIONS TECHNOLOGIES SPARTANBURG, INC. (f/k/a Zeuna Staerker USA, Inc.), a South Carolina corporation, MERITOR TRANSMISSION CORPORATION, a Delaware corporation, and ARVINMERITOR ASSEMBLY LLC, a Delaware limited liability company (each of the foregoing other than the Buyer, an “Originator” and collectively, the “Originators”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Second Amended and Restated Purchase and Sale Agreement dated as of September 19, 2005, between the Buyer and the Originators, as amended (the “Agreement”), is hereby further amended as follows:

1.            The definition of “Designated Receivable” in Section 1.1 of the Agreement is amended to read as follows:

“Designated Receivable” means all indebtedness and other obligations (i) arising from the sale of goods or the provision of services by an Originator to General Motors Corporation or any of its subsidiaries arising on or after May 8, 2006, (ii) arising from the sale of goods or the rendition of services by ArvinMeritor OE, LLC at or from the facility located at 181 Bennett Drive, Pulaski, Tennessee, in respect of which an invoice is issued for the first time after September 29, 2006, or (iii) arising from the sale of goods or the provision of services by an Originator to Ford Motor Company or any of its subsidiaries arising on or after November 6, 2006.

2.            THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

3.            This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

ARVINMERITOR RECEIVABLES CORPORATION,
as Buyer

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

ARVINMERITOR OE, LLC, as an Originator

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

ARVINMERITOR ASSEMBLY LLC, as an Originator

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

ARVINMERITOR EMISSIONS TECHNOLOGIES
SPARTANBURG, INC., as an Originator

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

EUCLID INDUSTRIES, LLC, as an Originator

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

MERITOR HEAVY VEHICLE BRAKING SYSTEMS

(USA), INC., as an Originator

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

MERITOR HEAVY VEHICLE SYSTEMS, LLC,

as an Originator

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

MERITOR TRANSMISSION CORPORATION, as an

Originator

By: /s/ Mary A. Lehmann

Name: Mary A. Lehmann

Title:	Vice President and Treasurer

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